SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 22, 2003

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13533	74-2830661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

(816) 237-7000

(Registrant’s Telephone Number,

Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.(c)    Exhibit

99.1	Press Release, dated April 22, 2003 “Novastar Announces Record Earnings Per Share of $2.07 And Dividend of $2.25 For First Quarter of 2003”.

Item	9. Information provided pursuant to Item 12

Pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K, Novastar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the first quarter of 2003 publicly released on April 22, 2003.

We are filing Amendment No. 1 to Form 8-K to correct an error and to conform the Exhibit to the final Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003

NOVASTAR FINANCIAL, INC.

By:	/s/ RODNEY E. SCHWATKEN
Rodney E. Schwatken Vice President, Treasurer and Controller

Exhibit Index

Exhibit Number
99.1	Press Release dated April 22, 2003 “Novastar Announces Record Earnings Per Share of $2.07 And Dividend of $2.25 For First Quarter of 2003”.